SUBSCRIPTION AGREEMENT

PureSnax International, Inc.
1000 Woodbridge Center Drive
Suite 213
Woodbridge, NJ 07095

Gentlemen:

The undersigned subscriber (hereinafter, the "**Purchaser**") hereby subscribes for the purchase of 44,118 shares (the "**Shares**") of the common stock, par value $0.001 per share (the "Common Stock") of PureSnax International, Inc., a Nevada corporation (the "**Company**") pursuant to the terms and conditions of this Subscription Agreement (the "**Agreement**")

1. **Subscription.** Subject to the terms and conditions of this Agreement, the Purchaser hereby irrevocably subscribes for and agrees to purchase the number of Shares at a purchase price of $0.34 per Share for an aggregate purchase price (the "**Purchase Price**") of $15,000.12, and hereby tenders this Agreement, together with a check, wire transfer or other immediately available funds in such amount in favor of the Company for such purchase.

2. **Acceptance of Subscription.** The Purchaser acknowledges that this subscription is not binding on the Company until the Company has accepted it in writing, notwithstanding the tender of the Purchase Price.

3. **Representations, Warranties and Covenants of the Purchaser.** The Purchaser hereby represents, warrants to, and covenants with the Company as follows:

(a) The Shares offered hereby are not registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or any state securities laws. The Purchaser understands that the sale of the Shares contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

(b) The Company is not providing any offering documents related to the purchase of the Shares, other than this Agreement. Neither the Securities and Exchange Commission (the "**SEC**") nor any state securities commission or other regulatory body has approved the sale of the Shares, or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of this Agreement. Any representation to the contrary is a criminal offense. This Agreement has not been reviewed by any federal, state or other regulatory authority. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws, pursuant to registration or exemption therefrom. The Company is a former "shell company" as that term is defined in Rule 405 of the Securities Act. The Purchaser acknowledges its understanding that the resale provisions of Rule 144 of the Securities Act are not available to former shell companies for one year following the filing of "Form 10" information with the SEC, subject to the satisfaction of the additional provisions of Rule 144.

(c) All documents, records, and books pertaining to the investment in the Shares have been made available for inspection by the Purchaser. The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Shares and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser. The Purchaser has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the purchase of the Shares, to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto. The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own advisors, if any.

(d) The Purchaser represents that the Shares are being purchased for the Purchaser's own account, for

investment purposes only and not with a view for distribution or resale to others. The Purchaser agrees that the Purchaser will not sell or otherwise transfer the Shares in violation of the Securities Act. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser's investment intention. In this connection, the Purchaser understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Purchaser's representation merely meant that the Purchaser's present intention was to hold such Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Purchaser realizes that the SEC might regard a purchase with an intent inconsistent with the Purchaser's representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available.

(e) The purchase of the Shares represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's books.

(f) The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

(g) The Purchaser is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity.

(h) Any information which the Purchaser is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the sale of the Shares. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Agreement and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to the acceptance of this subscription by the Company, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. In addition, the Purchaser agrees to notify the Company immediately in writing if the Purchaser ceases to be an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Purchaser provides a notice described in the preceding two sentences, the Company may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company.

4. **Representations, Warranties and Covenants of the Company.** The Company hereby represents, warrants to and covenants with the Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all power and authority to enter into and perform its obligations under this Agreement; and issue, sell and deliver the Shares. The execution and delivery of the Agreement and the issuance, sale and delivery of the Shares has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally.

(b) When issued in accordance with the terms of this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

(c) The Company has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**") (all of the foregoing filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "**SEC Documents**"). The SEC Documents have been made available to the Purchaser via the SEC's EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents ("**Company Financial Statements**") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing. The Company's financial statements included in the SEC Documents have been prepared in accordance with United States generally accepted accounting principles ("**GAAP**"), consistently applied, during the periods involved except (i) as may be otherwise indicated in such financial statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(d) Other than as expressly disclosed in the SEC Documents, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the Company's operations.

(e) Except as delivered to the Purchaser prior to the execution of this Agreement, the Company has received no comment letters from the SEC on any SEC Documents, or otherwise, expect as may be posted on the SEC's EDGAR system.

(f) The Common Stock is quoted on the OTC Bulletin Board (the "**OTCBB**") under the symbol "PSNX." The Company has not received notice (written or oral) from the OTCBB to the effect that the Company is not in compliance with the continuing requirements of the OTCBB. The Company has no reason to believe that its Common Stock will not, in the foreseeable future, continue to quoted on the OTCBB.

5. **Irrevocability; Binding Effect.** The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.

6. **Modification.** Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

7. **Notices.** All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a) If to the Purchaser, to the address set forth on the signature page of this Agreement, or at such

other address as the Purchaser may hereafter have advised the Company by written notification; and

(b) If to the Company, to the address set forth on the first page of this Agreement, or at such other address as the Company may hereafter have advised the Purchaser by written notification.

8. **Entire Agreement; Assignability.** This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. This Agreement is not transferable or assignable by the Purchaser.

9. **Governing Law.** This Agreement shall be governed by and construed solely and exclusively under and pursuant to the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

10. **Further Assurances.** Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11. **Counterparts.** This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. In the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or "pdf" signature page were an original thereof.

12. **Use of Pronouns and Defined Terms.** All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

13. **Severability.** Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 31st day of March 2016.

PURCHASER:

By: ______________________

Name: Principe Asset Partners LLC
John T. Principe III
Title: Member

Address:
c/o John T. Principe, CPA
171 Main Street, Suite 206
Matawan, NJ 07747

Accepted as of this 31st day of March, 2016

PURESNAX INTERNATIONAL, INC.

By: ______________________________
Patrick Gosselin, CEO